UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003



                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       California                    333-22997                   94-3076294
 ----------------------       ----------------------        -------------------
(State of Incorporation)     (Commission File Number)      (IRS Employer ID No.)





                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 (707) 778-8900
                          -----------------------------
                         (Registrant's telephone number)

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ITEM 4. Changes in Registrant's Certifying Accountant

In a previous Form 8-K filed on April 21, 2003 Spectrum Organic Products, Inc. ("the Company") disclosed that it was dismissing BDO Seidman, LLP and that it would be appointing a new independent certifying accountant for the current fiscal year. On May 7, 2003 the Company signed an Engagement Letter with Grant Thornton, LLP as its new independent certifying accountant. The Company's Audit Committee of the Board of Directors recommended the appointment of Grant Thornton, LLP to the Company's Board of Directors, which approved the recommendation.

During the three most recent fiscal years of the Company ended December 31, 2002, 2001 and 2000, the Company did not consult with Grant Thornton, LLP regarding any matter whatsoever.


ITEM 7. Financial Statements and Exhibits

(c) Exhibits:

       None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 8, 2003

                                            Spectrum Organic Products, Inc.


                                            /s/  Robert B. Fowles
                                            -------------------------------
                                                 Robert B. Fowles
                                                 Duly Authorized Officer &
                                                 Chief Financial Officer

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